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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 15, 2002




                           @Track Communications, Inc.
               (Exact Name of Registrant as Specified in Charter)




           DELAWARE                       0-26140               51-0352879
-------------------------------      ----------------     ----------------------
(State or Other Jurisdiction of      (Commission File        (I.R.S. Employer
Incorporation or Organization)            Number)         Identification Number)


                     1155 Kas Drive, Richardson, Texas 75081
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 301-2000

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.   Acquisition or Disposition of Assets

          On March 15, 2002, @Track Communications, Inc. ("@Track") completed the sale (the "Sale") to Aether Systems, Inc. ("Aether") of certain assets and licenses related to @Track's long-haul trucking and asset-tracking businesses pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") effective as of March 15, 2002, by and between @Track and Aether, a copy of which is furnished and filed as Exhibit 2.1 to this Form 8-K.

          Under the terms of the Asset Purchase Agreement, @Track sold to Aether assets and related license rights to its Platinum Service software solution, 20/20V(TM), and TrackWare(R) asset and trailer-tracking products. In addition, @Track and Aether agreed to form a strategic relationship with respect to @Track's long-haul customer products, pursuant to which @Track will assign to Aether all service revenues generated post-closing from its HighwayMaster Series 5000 (HM5000) customer base. Aether, in turn, has agreed to reimburse @Track for the network and airtime service costs related to providing the HM5000 service. The two companies have also agreed to work jointly in the adaptation of the Minorplanet Vehicle Management Information (VMI(TM)) technology for the potential distribution of VMI by Aether to the long-haul-trucking market.

          As consideration for the Sale, @Track received $3 million in cash, of which $1 million will be held in escrow and released to @Track over a 12-month period. @Track also received a note for $12 million payable, at the option of Aether, in either cash or convertible preferred stock in three equal installments of $4 million on April 14, May 14, and June 14, 2002. The preferred stock may then be converted to common stock using a prescribed formula that compensates for fluctuations in the stock price so that @Track will be able to convert and sell in the open market Aether common stock equal to $12 million. The consideration for the Sale was determined through arms length negotiation between @Track and Aether. There is no relationship between @Track, any of its affiliates, any of @Track's directors or officers, or any associate of such directors and officers, and Aether.

          The description of the terms of Sale is qualified in its entirety by reference to the related Asset Purchase Agreement (including its material schedules and material exhibits) attached hereto as Exhibit 2.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)       Financial Statements of Business Acquired

          Not applicable.

(b)       Pro Forma Financial Information

          Pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed by @Track within the mandated time period.

(c)       Exhibits.

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     2.1      Asset Purchase Agreement dated March 15, 2002, by and between
              Aether and @Track (including its material schedules and material exhibits).
     2.2 List of Schedules and Exhibits omitted from Exhibit 2.1, the Asset Purchase Agreement.
     99.1     Press Release dated March 18, 2002.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                @Track Communications, Inc.

                                    /s/ W. MICHAEL SMITH
                                ------------------------------------------------
                                    W. Michael Smith
                                    Executive Vice President and Chief Financial
                                    Officer and Treasurer

Date: March 27, 2002

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Exhibit List

  2.1 Asset Purchase Agreement dated March 15, 2002, by and between Aether and @Track (including its material schedules and material exhibits).
  2.2 List of Schedules and Exhibits omitted from Exhibit 2.1, the Asset Purchase Agreement.
  99.1    Press Release dated March 18, 2002.